UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 26, 2017
(Date of earliest event reported)	May 24, 2017

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Item 5.02		Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

We announced the following management changes effective May 25, 2017:

Walter S. Hulse III, 53, who currently serves as Executive Vice President, Strategic Planning and Corporate Affairs of ONEOK, Inc. (“ONEOK”) and ONEOK Partners GP, L.L.C. (“ONEOK Partners GP”), the sole general partner of ONEOK Partners, L.P., will become Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs of ONEOK and ONEOK Partners GP. Mr. Hulse has served as Executive Vice President, Strategic Planning and Corporate Affairs of ONEOK and ONEOK Partners GP since his hiring in 2015. Beginning in 2010, until his hiring, Mr. Hulse served as the Managing Member of Spinnaker Strategic Advisory Services, LLC, which provided consulting services to mid-cap and large-cap publicly traded companies.

Kevin L. Burdick, 52, who currently serves as Executive Vice President, Chief Commercial Officer of ONEOK and ONEOK Partners GP will become Executive Vice President and Chief Operating Officer of ONEOK and ONEOK Partners GP. Mr. Burdick has served as Executive Vice President, Chief Commercial Officer of ONEOK and ONEOK Partners GP since March 2017 and, prior to that time, served as Senior Vice President of Natural Gas Gathering and Processing of ONEOK and ONEOK Partners GP beginning in February 2016, Vice President, Natural Gas Gathering and Processing of ONEOK and ONEOK Partners GP from January 2013 until February 2016 and Vice President, Chief Information Officer of ONEOK and ONEOK Partners GP from July 2009 until December 2012.

Derek S. Reiners, 46, who currently serves as Senior Vice President, Chief Financial Officer and Treasurer of ONEOK and ONEOK Partners GP will become Senior Vice President, Finance and Treasurer of ONEOK and ONEOK Partners GP. Mr. Reiners has served as Senior Vice President, Chief Financial Officer and Treasurer of ONEOK and ONEOK Partners GP since 2012 and, prior to that time, served as Senior Vice President and Chief Accounting Officer of ONEOK and ONEOK Partners GP since his hiring in 2009.

All of these officers are eligible to participate in the compensation and benefit plans described under the “Executive Compensation Discussion and Analysis” on pages 42 through 67 of ONEOK’s Proxy Statement relating to its 2017 Annual Meeting of Shareholders, as originally filed with the United States Securities and Exchange Commission on April 6, 2017 (and such descriptions are incorporated herein by this reference).

Item 7.01		Regulation FD Disclosure

On May 25, 2017, we announced the appointment of certain officers. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1	News release of ONEOK, Inc. and of ONEOK Partners, L.P. dated May 25, 2017, announcing officer appointments.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	May 26, 2017	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release of ONEOK, Inc. and of ONEOK Partners, L.P. dated May 25, 2017, announcing officer appointments.

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